SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant ☒

Filed by Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

	☐	Fee paid previously with preliminary materials.

	☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

October 12, 2016

Please vote today.

Dear shareholder:

I am writing to ask you to approve new management agreements that affect two closed-end funds: John Hancock Tax-Advantaged Dividend Income Fund and John Hancock Tax-Advantaged Global Shareholder Yield Fund. As a registered shareholder of one or both funds, you would be voting on behalf of the fund shares you own.

Approve new management agreements with Analytic Investors, LLC

Analytic Investors, LLC (Analytic) is responsible for formulating and implementing the options strategy for your fund. Recently, Wells Capital Management, a subsidiary of Wells Fargo & Company, acquired a controlling interest in Analytic. The Investment Company Act of 1940 requires that a change of this nature trigger a termination of your fund’s management agreement with Analytic. While the funds are currently being managed by Analytic pursuant to interim agreements, Analytic’s relationship with your fund will end after 150 days unless new management agreements are approved by shareholders. The new management agreements have been unanimously approved by your fund’s Trustees pending shareholder approval. Approving the new agreements does not change your fund’s fees or objective in any way but is necessary to ensure continuity of fund management.

How to vote

A special shareholder meeting to vote on this proposal has been scheduled for December 21, 2016, at the offices of John Hancock Investments, 601 Congress Street, Boston, Massachusetts. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You may vote your shares by proxy in one of three ways:

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement for more information, and I thank you for acting on this matter today.

Sincerely,

/s/ Andrew G. Arnott

Andrew G. Arnott

President and CEO

John Hancock Investments

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

601 Congress Street

Boston, Massachusetts 02210

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

To the shareholders of the funds listed above:

Notice is hereby given that a joint special meeting of shareholders of John Hancock Tax-Advantaged Dividend Income Fund and John Hancock Tax-Advantaged Global Shareholder Yield Fund will be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, December 21, 2016, at 3:00 P.M., Eastern Time (the “Meeting”). A Proxy Statement, which provides information about the purposes of the Meeting, is included with this notice. The Meeting will be held for the following purposes:

Proposal 1(a)	To approve a new subadvisory agreement for John Hancock Tax-Advantaged Dividend Income Fund between John Hancock Advisers, LLC and Analytic Investors, LLC.

Shareholders of John Hancock Tax-Advantaged Dividend Income Fund will vote on this proposal.

Proposal 1(b)	To approve a new subadvisory agreement for John Hancock Tax-Advantaged Global Shareholder Yield Fund between John Hancock Advisers, LLC and Analytic Investors, LLC.

Shareholders of John Hancock Tax-Advantaged Global Shareholder Yield Fund will vote on this proposal.

Any other business that may properly come before the Meeting or any adjournment of the Meeting.

The Board of Trustees recommends that you vote FOR Proposal 1(a) and FOR Proposal 1(b), as applicable.

Each shareholder of record of the funds as of the close of business on October 11, 2016 is entitled to receive notice of, and to vote at, the Meeting and at any adjournment thereof.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to Be Held on December 21, 2016:The Proxy Statement is available at: www.jhinvestments.com/proxy.

By order of the Boards of Trustees,
John J. Danello
Secretary

October 12, 2016

Boston, Massachusetts

Your vote is important - Please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Valid photo identification may be required to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote by:

(i)	completing the enclosed proxy card(s), dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States;
(ii)	following the touch-tone telephone voting instructions found below; or
(iii)	following the Internet voting instructions found below.

In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card(s) properly.

Individual Accounts: Your name should be signed exactly as it appears on the proxy card(s).

Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card(s).

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card(s).

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Call the toll-free number indicated on your proxy card(s).

Enter the control number found on the front of your proxy card(s).

Follow the recorded instructions to cast your vote.

INSTRUCTIONS FOR VOTING BY INTERNET

Read the enclosed Proxy Statement, and have your proxy card(s) handy.

Go to the Web site on the proxy card(s).

Enter the control number found on the front of your proxy card(s).

Follow the instructions on the Web site.

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JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

JOHN HANCOCK TAX-ADVANTAGED GLOBAL SHAREHOLDER YIELD FUND

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 21, 2016

This Proxy Statement contains the information that a shareholder should know before voting on the proposals described in the notice. Each fund will furnish, without charge, a copy of its Annual Report and/or Semiannual Report to any shareholder upon request by writing to the fund at 601 Congress Street, Boston, Massachusetts 02210 or by calling 1-800-852-0218.

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Boards of Trustees for use at the joint special meeting of shareholders of John Hancock Tax-Advantaged Dividend Income Fund (“HTD”) and John Hancock Tax-Advantaged Global Shareholder Yield Fund (“HTY” and, collectively with HTD, the “funds”). The joint special meeting will be held at 601 Congress Street, Boston, Massachusetts 02210, on Wednesday, December 21, 2016, at 3:00 P.M., Eastern Time (the “Meeting”). Each Board of Trustees (together, the “Board”) is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying notice.

The following table summarizes the proposal applicable to HTD and HTY.

Proposal Number	Description of Proposal	Applicable Fund
Proposal 1(a)	To approve a new subadvisory agreement for John Hancock Tax-Advantaged Dividend Income Fund between John Hancock Advisers, LLC and Analytic Investors, LLC.	HTD
Proposal 1(b)	To approve a new subadvisory agreement for John Hancock Tax-Advantaged Global Shareholder Yield Fund between John Hancock Advisers, LLC and Analytic Investors, LLC.	HTY

The definitive Proxy Statement and proxy card are intended to be first mailed to shareholders on or about October 12, 2016.

The Funds’ Advisor, Administrator, Distributor and Subadvisors

John Hancock Advisers, LLC (the “Advisor”) serves as each fund’s investment advisor and administrator. An affiliate of the Advisor, John Hancock Asset Management a division of Manulife Asset Management (US) LLC, 197 Clarendon Street, Boston, Massachusetts 02116, serves as one of two subadvisors to HTD, and Epoch Investment Partners, Inc., 640 Fifth Avenue, 18th Floor, New York, New York 10019, serves as one of two subadvisors to HTY. Analytic Investors, LLC (“Analytic”), 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a subadvisor to both HTD and HTY.

An affiliate of the Advisor, John Hancock Funds, LLC, located at 601 Congress Street, Boston, Massachusetts 02210, serves as a distributor to HTY in connection with the fund’s shelf offering program.

Record Ownership

The Trustees of each fund have fixed the close of business on October 11, 2016 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) on all business of the Meeting or any adjournment of the Meeting. On the Record Date, the following number of shares of beneficial interest of each fund were outstanding:

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Fund	Number of Shares Outstanding
HTD	35,384,961
HTY	10,917,329

With respect to each fund, as of the Record Date, none of the Trustees beneficially owned individually, and the Trustees and executive officers of the fund as a group did not beneficially own, in excess of one percent of the outstanding shares of the fund. To the best knowledge of the relevant fund, the shareholders listed below owned more than 5% of the fund’s shares as of the date indicated.

Fund	Name and Address of Owner	Amount	Percent
HTD	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,118,947	5.72%[1]
HTY	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	845,925	8.25%[1]
HTY	Morgan Stanley 1585 Broadway New York, New York 10036	837,646	8.2%[1]

1 As of December 31, 2015

Proposals 1(a) and 1(b) – Approval of New Subadvisory Agreements

Introduction

Shareholders of HTD and HTY are being asked to approve new subadvisory agreements between the Advisor and Analytic. Approval of the new subadvisory agreements will not change the annual advisory fee rates payable by the funds. The subadvisory fees are payable by the Advisor and not the funds and will not be changed by approval of the new subadvisory agreements.

At its meeting on September 13–15, 2016, the Board of HTD approved for HTD a new subadvisory agreement between the Advisor and Analytic (the “New HTD Agreement”) and an interim subadvisory agreement between the Advisor and Analytic (the “Current HTD Agreement”). At the same meeting, the Board of HTY approved for HTY a new subadvisory agreement between the Advisor and Analytic (the “New HTY Agreement” and, with the New HTD Agreement, the “New Agreements”) and an interim subadvisory agreement between the Advisor and Analytic (the “Current HTY Agreement” and, collectively with the Current HTD Agreement, the “Current Agreements”). The Current Agreements can continue in effect for up to 150 days from their respective effective dates (until February 28, 2017) and, thus, the Board of each fund recommends that the shareholders of the applicable fund approve the applicable New Agreement. The New HTD Agreement and the New HTY Agreement are included as Appendix A and Appendix B to this Proxy Statement, respectively.

Analytic is responsible for formulating and implementing an options strategy for each of HTD and HTY (the “Options Strategy”). Analytic was founded in 1970 as a firm specializing in the creation and continuous management of option strategies of both equity and debt portfolios for fiduciaries and other long-term investors. Analytic serves mutual funds, pensions, profit-sharing plans, endowments, foundations, corporate investment portfolios, mutual savings banks and insurance companies. Analytic had approximately $16.5 billion of assets under management as of September 30, 2016.

Analytic has served as a subadvisor to HTD since July 13, 2009 and as a subadvisor to HTY since August 16, 2007. Prior to December 31, 2012, Old Mutual Intermediary, LLC (“Old Mutual”), a Delaware limited liability company, was the parent company to Analytic, holding a controlling interest in the firm. On December 31, 2012, Analytic acquired a controlling interest in the firm from Old Mutual. As a result of this transaction, shareholders of

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HTD approved a new subadvisory agreement with Analytic at a special shareholder meeting held on March 22 and 26, 2013 (the “Prior HTD Agreement”), and shareholders of HTY approved a new subadvisory agreement with Analytic at a special shareholder meeting held on March 22, 2013 (the “Prior HTY Agreement” and, collectively with the prior HTD Agreement, the “Prior Agreements”). Each Prior Agreement was approved by the Board at its June 20–23, 2016 Board meeting.

Analytic Transaction

On October 1, 2016, Wells Capital acquired a controlling interest in Analytic (the “Analytic Transaction”). Prior to the Analytic Transaction, Analytic’s management held a controlling interest in the firm. The Analytic Transaction constituted a “change of control” under the Investment Company Act of 1940, as amended (the “1940 Act”), but it did not result in a change in the personnel or operations of Analytic, any changes in the investment approach of Analytic with respect to the Options Strategy for HTD and HTY, or any changes in the subadvisory fee paid to Analytic by the Advisor.

As required by the 1940 Act, the Prior Agreements were terminated immediately upon the closing of the Analytic Transaction on October 1, 2016. To ensure continuation of the subadvisory services provided by Analytic to both HTD and HTY, the Board of HTD approved the Current HTD Agreement and the Board of HTY approved the Current HTY Agreement. Rule 15a-4 under the 1940 Act permits a fund to enter into an interim investment advisory or subadvisory agreement without shareholder approval, provided, among other things, that such agreement continues in effect for no more than 150 days. Pursuant to Rule 15a-4, the Current Agreements are currently in effect but will terminate on February 28, 2017. Accordingly, the Boards of Trustees of HTD and HTY recommend that the shareholders of the applicable fund approve the applicable New Agreement. If shareholders approve the New Agreements, these New Agreements will remain in effect until December 21, 2018, and may be re-approved each year with the approval of the applicable Board, including a majority of the Trustees who are not “interested persons” of the funds (as defined in the 1940 Act) (the “Independent Trustees”).

The New Agreements will not affect the investment approach of the funds or the individuals providing services to the funds.

Comparison of the Prior, Current and New Agreements

With the exception of the effective date and reference to a new Amended and Restated Agreement and Declaration of Trust, the New Agreements are substantially the same as the Prior Agreements. With the exception of the effective date and certain provisions required by Rule 15a-4 under the 1940 Act, the Prior and New Agreements are substantially the same as the Current Agreements. The following is a summary of the terms of the Prior, Current and New Agreements (each generally, an “Agreement”).

Duties. Analytic will manage the Options Strategy, subject to the supervision of the fund’s Board and the Advisor. Analytic will, at its own expense, furnish all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the fund’s investment affairs.

Compensation. As compensation for its services to HTD, Analytic will receive a fee from the Advisor at an annual rate of 0.10% of the value of the fund’s average daily managed assets that are subject to HTD’s option strategy. As compensation for its services to HTY, Analytic will receive a fee from the Advisor at an annual rate of 0.05% of the value of the fund’s average daily gross assets. The compensation payable to Analytic under the New HTD Agreement is the same as under the Prior and Current HTD Agreements, and the compensation payable to Analytic under the New HTY Agreement is the same as under the Prior and Current HTY Agreements.

The aggregate amount of subadvisory fees that the Advisor paid to Analytic during the fiscal year ended October 31, 2015 was $55,961.00 with respect to HTY and $141,650.44 with respect to HTD. If the New Agreements had been in effect, the amounts paid to Analytic would have been the same. As noted above, the Advisor, and not the funds, is responsible for payment of these fees to Analytic.

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Because the Current Agreements remain in effect until shareholders approve the New Agreements, the Current Agreements include additional duration and termination provisions required by Rule 15a-4. Specifically, the Current Agreements will terminate after 150 days (February 28, 2017) unless the New Agreements are approved prior to February 28, 2017 by vote of a majority of the outstanding voting securities of the respective fund. During the period from the effective date of the Current Agreements (October 1, 2016) until the shareholders’ approval of the New Agreements (the “Interim Period”), the Current Agreements are terminable at any time without payment or penalty on 10 days’ notice (i) by the Board of Trustees of the respective fund; or (ii) by vote of a majority of the “outstanding voting securities” (as defined in the 1940 Act) of the respective fund.

The fees payable to Analytic under the Current Agreements are the same as under the Prior Agreements. Unlike the Prior Agreements, the Current Agreements include an additional provision with respect to the compensation payable during the Interim Period, as required by Rule 15a-4. Under the Current Agreements, during the Interim Period, compensation must be placed in an interest-bearing escrow account with the respective fund’s custodian bank until the shareholders of that fund approve the relevant New Agreement. If shareholders approve the New Agreements, Analytic will be paid the amount in such account on the date of such approval. If shareholders fail to approve the New Agreements, Analytic will be paid out of such account the lesser of: (i) any costs incurred by Analytic in performing the subadvisory services, plus interest earned on that amount while in the interest-bearing escrow account; and (ii) the total amount in such interest-bearing escrow account (plus interest accrued thereon).

Liability. Each Agreement provides that neither Analytic nor any of its directors, officers, employees, shareholders, partners, or agents will be liable to the Advisor or the funds for any error of judgment or mistake of law or for any loss suffered by the Advisor or fund in connection with the matters to which the Agreement relates, except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of Analytic under the Agreement or its directors, officers, employees, shareholders, partners, or agents.

Term. Each New Agreement has an initial two-year term, and continuance must be specifically approved at least annually either by: (a) the Board of the respective fund; or (b) a Majority of the Outstanding Voting Securities (as defined below) of the respective fund. Any such continuance also requires the approval of a majority of the Independent Trustees.

In this Proxy Statement, the term “Majority of the Outstanding Voting Securities” of a fund means the affirmative vote of the lesser of:

(1)	67% or more of the voting securities of the fund, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy; or

(2)	more than 50% of the outstanding voting securities of the fund.

Any required shareholder approval of the New Agreements shall be effective with respect to a fund if a Majority of the Outstanding Voting Securities of that fund votes to approve such continuance, even if such continuance may not have been approved by a Majority of the Outstanding Voting Securities of the other fund.

As noted above, each Current Agreement will terminate on the earlier of shareholder approval of the corresponding New Agreement or 150 days after the effective date of the Current Agreement.

Termination. Each Current Agreement may be terminated at any time, without payment or penalty, by the Board of Trustees of a fund or by vote of a majority of the outstanding voting securities of a fund, on ten days’ written notice to the Advisor and Analytic, (b) by the Advisor at any time, without payment of any penalty, upon 60 days’ prior written notice to Analytic and a fund, (c) by Analytic in the event of non-payment of its fee by the Advisor, upon notice to the Advisor and 30 days’ opportunity to cure during which period the Advisor fails to cure such non-payment, or (d) by Analytic upon 90 days’ prior written notice to the Advisor or such additional time requested by a fund or the Advisor not to exceed 90 additional days.

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Each New Agreement may be terminated (a) at any time, without payment of any penalty, by the Board of Trustees of a fund or by vote of a majority of the outstanding voting securities of a fund, on 60 days’ prior written notice to the Advisor and Analytic, (b) by the Advisor at any time without payment of any penalty, upon 60 days’ prior written notice to Analytic and a fund, (c) by Analytic in the event of non-payment of its fee by the Advisor, upon notice to the Advisor and 30 days’ opportunity to cure during which period the Advisor fails to cure such non-payment, or (d) by Analytic upon 90 days’ prior written notice to the Advisor or such additional time requested by a fund or the Advisor not to exceed 90 additional days. The termination provisions of each New Agreement are the same as the termination provisions of each Prior Agreement.

Each Agreement will automatically terminate in the event of its assignment.

Amendments. Each Agreement may be amended by the parties thereto provided the amendment is approved by the vote of a majority of the Trustees of the fund, including a majority of the Independent Trustees. Any required shareholder approval shall be effective with respect to the fund if a Majority of the Outstanding Voting Securities of the fund vote to approve the amendment.

Information About Analytic

Analytic is a Delaware limited liability company having its principal offices at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013. It is a subsidiary of Wells Capital, located at 525 Market Street, San Francisco, CA 94105, which holds 100% of the membership and controlling interests in Analytic. Analytic is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The following table sets forth the principal executive officer and managers of Analytic. No principal executive officer or manager of Analytic has a position with the funds. The business address of each such person is 555 West Fifth Street, 50th Floor, Los Angeles, California 90013.

Name	Position with Analytic and Principal Occupation
Harin de Silva	President and Manager
Roger Clarke	Chairman and Manager
Michael Brogan	Managing Director and Manager

During the fiscal year ended October 31, 2015, HTD and HTY did not pay brokerage commissions to any affiliated broker-dealer.

Other Funds

Other than HTD and HTY, Analytic does not currently manage other funds with an investment objective that is similar to that of these funds.

Board’s Evaluation and Recommendation

At an in-person meeting on September 13–15, 2016, the Board, including all the Independent Trustees, approved the New Agreements. In considering the approval of the New Agreements, the Board took into account certain information and materials relating to Analytic that the Board had received and considered in connection with the annual evaluation of the Prior Agreements between the Advisor and Analytic at the in-person meetings held on May 24–25 and June 20–23, 2016. Discussions of the bases of the Board’s approval of the Prior HTD Agreement and the Prior HTY Agreement are included in Appendix C and Appendix D to this Proxy Statement, respectively.

At the September 13–15, 2016 meeting, the Board revisited the factors it previously considered at the May 24–25 and June 20–23, 2016 meetings to the extent relevant to the New Agreements. The Board also took into account other factors that it considered relevant in its evaluation of the New Agreements, including its review of the information provided by Analytic with respect to changes since those meetings and information about the Analytic Transaction.

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The Board reviewed with respect to each fund the nature, extent and quality of services provided by Analytic, including the quality and depth of the investment professionals having principal investment responsibility for managing the Options Strategy and the capability and the performance record of those professionals. The Board considered Analytic’s history and experience providing services to the funds, including the performance record of the Options Strategy and its effectiveness in reducing the overall volatility of the funds’ performance.

In addition to evaluating the nature, extent and quality of services provided by Analytic, the Board reviewed the contractual subadvisory fee rates payable to Analytic with respect to HTD and HTY. The Board noted that the subadvisory fees are paid by the Advisor and not by the funds and that the Board relies on the ability of the Advisor to negotiate the subadvisory fees at arm’s-length. The Board further noted that neither the advisory fees paid by the funds nor the subadvisory fees paid by the Advisor will change under the New HTD and HTY Agreements.

In evaluating the impact of the Analytic Transaction, the Board noted that no changes were planned to the current portfolio management team or investment approach after the closing of the Analytic Transaction. In addition, the Board considered Analytic’s representations that the Analytic Transaction would provide Analytic with an opportunity to take advantage of full autonomy regarding its business, such as greater latitude to hire and reward investment and research staff and more freedom to pursue market opportunities.

Based on its review, the Board, including the Independent Trustees, determined that the terms of each New Agreement, including the fee rates, were fair and reasonable and in the best interests of the respective fund and its shareholders, and unanimously approved each New Agreement.

Required Vote For Proposals 1(a) and 1(b)

Approval of Proposal 1(a) and Proposal 1(b) will require the affirmative vote of a Majority of the Outstanding Voting Securities of the relevant fund (as defined above).

If shareholders of HTD do not approve Proposal 1(a) or if shareholders of HTY do not approve Proposal 1(b), the New Agreement with respect to that fund will not take effect and the Board will consider what further action to take. If Proposal 1(a) is approved by shareholders of HTD and Proposal 1(b) is approved by shareholders of HTY, the relevant New Agreement is expected to become effective promptly thereafter with respect to that fund. Proposal 1(a) and Proposal 1(b) are separate and independent proposals, and approval and implementation of one is not contingent on approval and implementation of the other. Shareholders do not have appraisal rights in connection with the proposals in this Proxy Statement.

The Board of each fund, including all the Independent Trustees, recommends that shareholders vote “FOR” Proposal 1(a) and “FOR” Proposal 1(b), as applicable.

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Miscellaneous

Voting Procedures

Directions to attend the Meeting where you may vote in person can be found on our website at www.jhinvestments.com/proxy. Valid photo identification may be required to attend the Meeting in person. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of the proposals.

Revocation of Proxies. Proxies may be revoked at any time before the Meeting either: (i) by a written revocation received by the Secretary of the fund; (ii) by a properly executed later-dated proxy received by the Secretary of the fund, or (iii) by an in-person vote at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Meeting. Only the latest dated, properly executed proxy card received prior to or at the Meeting will be counted.

Quorum. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of a majority of the outstanding shares of fund at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to any proposal in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting will require the affirmative vote of the holders of a majority of the fund’s shares cast at the Meeting, and any adjournment with respect to any proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

Abstentions and Broker “Non-Votes.” Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or the persons entitled to vote; and (ii) the broker or nominee indicates on the proxy that it does not have discretionary voting power on a particular matter) are counted as shares entitled to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast for a proposal. Therefore, abstentions and broker non-votes have the same effect as a vote “against” a proposal.

Cost of Preparation and Distribution of Proxy Materials. The costs of the preparation of these proxy materials and their distribution will be borne by Analytic.

Solicitation of Proxies. In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, by email or in person by the Trustees, officers and employees of the fund; by personnel of the Advisor, its affiliates, or by broker-dealer firms. Broadridge Financial Solutions, Inc., an investor communications firm, has been retained to assist in the solicitation of proxies at a cost of approximately $44,000. The costs of any proxy solicitation will be borne by Analytic.

Telephone Voting

In addition to soliciting proxies by mail, by fax, by email or in person, the fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by the personnel of the Advisor, the transfer agent or solicitor. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded.

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A shareholder will be called on a recorded line at the telephone number in fund’s account records and will be asked to provide certain identifying information.

The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder’s instructions.

Alternatively, a shareholder may call the fund’s Voice Response Unit to vote by taking the following steps:

•	Read the Proxy Statement and have your proxy card(s) at hand.

•	Call the toll-free-number located on your proxy card(s).

•	Enter the “control number” found on the front of your proxy card(s).

•	Follow recorded instructions to cast your vote.

With both methods of telephone voting, to ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions. If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which you must bear.

To vote via the Internet:

▪	Read the Proxy Statement and have your proxy card(s) at hand.

▪	Go to the Web site on the proxy card(s).

▪	Enter the “control number” found on the front of your proxy card(s).

▪	Follow the instructions on the Web site.

To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission.

Shareholders Sharing the Same Address

As permitted by law, only one copy of this Proxy Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the fund of their desire to receive multiple copies of the shareholder reports and other materials that the fund sends. If you would like to receive an additional copy, please contact the fund by writing to 601 Congress Street, Boston, Massachusetts 02210, Attn: Michael Heffernan, or by calling 1-855-742-8269. The fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the fund’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, also should send a request as indicated.

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Other Matters

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

Shareholder Proposals

Shareholder proposals, including nominees for Trustee, intended to be presented at the 2018 annual meeting, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the fund at its offices at 601 Congress Street, Boston, Massachusetts 02210, by no later than the close of business on August 3, 2017, for inclusion in the fund’s Proxy Statement and form of proxy relating to that meeting (subject to certain exceptions). Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Secretary of the fund at 601 Congress Street, Boston, Massachusetts 02210 by no later than the close of business on September 1, 2017 and no earlier than August 3, 2017. In order to be included in the fund’s Proxy Statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

BY ORDER OF THE BOARDS OF TRUSTEES

October 12, 2016,
Boston, Massachusetts

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD(S) IN THE ENCLOSED ENVELOPE OR, ALTERNATIVELY, TO VOTE BY TOUCH-TONE TELEPHONE OR THE INTERNET.

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Appendix A

JOHN HANCOCK TAX-ADVANTAGED DIVIDEND INCOME FUND

Investment Sub-Advisory Agreement

Analytic Investors, LLC

AGREEMENT made this ___ day of ________, ____, between John Hancock Advisers, LLC, a Delaware limited liability company (the “Adviser”), and Analytic Investors, LLC, a Delaware limited liability company (formerly known as Analytic Investors, Inc.) (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.	APPOINTMENT OF SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the John Hancock Tax-Advantaged Dividend Income Fund (the “Trust”) related to the Trust’s Option Strategy as approved by the Trust’s Board (the “Option Strategy”) on the terms set forth in this Agreement. The Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth herein for the compensation herein provided. The Sub-Adviser shall not be responsible for aspects of the Trust’s investment program other than its Option Strategy, including without limitation purchases and sales of investments other than options, selection of brokers to conduct such purchases and sales of investments other than options and compliance with investment policies and restrictions other than those specifically relating to the Option Strategy and proxy voting. The Sub-Adviser shall not be responsible for filing claims or taking any other action regarding securities class actions or other lawsuits or rights involving the Trust or securities held or formerly held by the Trust, or the acts or omissions of the Adviser or any other sub-adviser that do not relate to the Option Strategy, except the Sub-Adviser shall promptly notify the Trust in writing if the Sub-Adviser receives information relating to such claims, class actions or other lawsuits. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way except as expressly authorized in this Agreement or in another writing by the Trust and the Adviser.

2.	SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

a.	Subject to the oversight and supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, and subject to the other provisions of this Agreement, the Sub-Adviser will provide a continuous investment program relating to the Trust’s Option Strategy. Subject to approval of the Board and notice to the Sub-Adviser, the Adviser, or any of its affiliates, retains complete authority immediately to assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement. Subject to the foregoing, the Sub-Adviser will provide options investment research and conduct a continuous program of options evaluation, investment, sales and reinvestment of the Trust’s assets by determining the options strategy that the Trust shall pursue, including which options shall be purchased, entered into, sold, closed or exchanged for the Trust, when these transactions should be executed, and, consulting with the Adviser and any other sub-adviser to the Trust, regarding the portion of the assets of the Trust against which options will be written. The Sub-Adviser will provide the services under this Agreement in accordance with the Trust’s investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended (the “Registration Statement”) as they relate to the Option Strategy, copies of which shall be sent to the Sub-Adviser by the Adviser prior to the commencement of this Agreement and promptly following any such amendment. In addition, the Adviser has furnished, or will cause to be furnished (or shall,

1

as such documents become available or are amended, promptly furnish or cause to be furnished) to the Sub-Adviser copies of each of the following:

i.	The Trust’s Amended and Restated Agreement and Declaration of Trust and all amendments thereto (such agreement, as presently in effect and as it shall from time to time be amended, is herein called the “Agreement and Declaration of Trust”);

ii.	The Trust’s by-laws and all amendments thereto (such By-laws, as presently in effect and as they shall from time to time be amended, are herein called the “By-Laws);

iii.	Resolutions of the Trust’s Board of Trustees (the “Trustees”) authorizing the appointment of the Adviser as the investment manager and Sub-Adviser as investment sub-adviser and approving the Investment Advisory Agreement and this Agreement;

iv.	The Trust’s Registration Statement or Statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (“Investment Company Act”), including all exhibits thereto, and all pre- and post-effective amendments thereto;

v.	The Trust’s most recent prospectus (such prospectus as presently in effect, and all amendments and supplements thereto are herein called the “Prospectus”);

vi.	The Trust’s most recent statement of additional information (such statement of additional information, as currently in effect, and all amendments and supplements thereto are herein called the “Statement of Additional Information”); and

vii.	The Investment Advisory Agreement.

The Adviser and the Sub-Adviser further agree that in fulfilling its obligations, the Sub-Adviser will:

i.	formulate and implement a continuous investment program relating to the Trust’s Option Strategy consistent with the investment objectives and related investment policies for the Trust as described in the Trust’s Registration Statement;

ii.	regularly consult with the Adviser and any other sub-adviser of the Trust for purposes of coordinating the Trust’s overall investment strategy;

iii.	take whatever reasonable steps are necessary to implement these investment programs by the purchase or sale of options including the placing of orders for such purchases and sales;

iv.	regularly report to the Board with respect to the implementation of the Option Strategy, at such times as the Adviser may reasonably request; and

v.	in connection with any purchase and sale of options for the Trust related to the implementation of the Option Strategy, the Sub-Adviser will arrange for the transmission to the custodian for the Trust (the “Custodian”) on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify options to be purchased or sold on behalf of the Trust, as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Trust. With respect to options to be

2

settled through the Trust’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such options trades to the Trust’s Custodian;

vi.	The Sub-Adviser will assist the Custodian in determining or confirming, consistent with the procedures and policies stated in the Registration Statement or adopted by the Board, the market value of any options or other assets of the Trust for which the Sub-Adviser is responsible and for which the Custodian seeks assistance from or identifies for review by the Sub-Adviser; provided that the Sub-Adviser shall provide recommendations in good faith, consistent with the procedures and policies stated in the Registration Statement or adopted by the Board, concerning the fair value of the Trust’s portfolio of options for which the Sub-Adviser is responsible and shall obtain at its own expense pricing services for the Trust’s portfolio of options to be approved by the Trust, which approval shall not be unreasonably withheld. The parties acknowledge that the Sub-Adviser is not a custodian of the Trust’s assets and will not take possession or custody of such assets. The parties further acknowledge and agree that the Board and the Fund are ultimately responsible for determining when assets of the Trust should be fair valued and for making fair value determinations, which may be based on input from the Sub-Adviser and others.

b.	The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the Sub-Adviser’s implementation of the Option Strategy for the Trust.

c.	The Sub-Adviser is authorized to make decisions to buy and sell options for the Trust’s portfolio. In effecting the Trust’s Option Strategy, the Sub-Adviser will select brokers, dealers, futures commission merchants and other counterparties to effect transactions for the Trust’s portfolio, including without limitation, with respect to transactions in options, derivatives, foreign currency exchange, and/or any other investments utilized in managing the Trust’s Option Strategy. The Sub-Adviser will place all orders with brokers, dealers, counterparties or issuers, and will negotiate brokerage commissions, spreads and other financial and non-financial terms, as applicable. The Sub-Adviser will always seek the best possible price and execution in the circumstances in all transactions. Subject to the foregoing, the Sub-Adviser is directed at all times to seek to execute transactions for the Trust’s portfolio in accordance with its trading policies, as disclosed by the Sub-Adviser to the Trust’s portfolio from time to time, but in all cases subject to policies and practices established by the portfolio and described in the Registration Statement. Notwithstanding the foregoing, the Sub-Adviser may pay a broker-dealer that provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer to the extent permitted by Section 28(e) of the Securities Exchange Act of 1934 and by the Registration Statement, if the Sub-Adviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Sub-Adviser’s overall responsibilities with respect to accounts managed by the Sub-Adviser. The Sub-Adviser may use for the benefit of the Sub-Adviser’s other clients, or make available to companies affiliated with the Sub-Adviser or to its directors for the benefit of its clients, any such brokerage and research services that the Sub-Adviser obtains from brokers or dealers.

d.	On occasions when the Sub-Adviser deems the purchase or sale of an option to be in the best interest of the Trust as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the options to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the options so purchased or sold, as well as the

3

allocation of expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients.

e.	The Sub-Adviser will maintain, with respect to its activities on behalf of the Fund, all accounts, books and records with respect to the Option Strategy as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) and the rules thereunder.

3.	COMPENSATION OF SUB-ADVISER

For the services provided to the Trust, the Adviser will pay the Sub-Adviser an annual fee equal to the amount specified in Schedule A hereto, payable monthly in arrears on the last business day of each month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser. The Trust shall have no liability for the Sub-Adviser’s fee hereunder.

4.	LIABILITY OF SUB-ADVISER

Neither the Sub-Adviser nor any of its directors, officers, employees, shareholders, partners, or agents shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Sub-Adviser under this Agreement by the Sub-Adviser or any of its directors, officers, employees, shareholders, partners, or agents. The Sub-Adviser will not be liable for the any acts or omissions made on behalf of the Trust that are not made by the Sub-Adviser, nor any of its directors, officers, employees, shareholders, partners, or agents and which are not duties the Sub-Adviser is responsible for under this Agreement.

5.	REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material, which any such body by reason of this Agreement may require pursuant to applicable laws and regulations.

6.	CONFLICTS OF INTEREST

It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Sub-Adviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Sub-Adviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Sub-Adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the articles of incorporation of the Sub-Adviser, respectively, or by specific provision of applicable law.

7.	DURATION AND TERMINATION OF AGREEMENT

This Agreement shall become effective with respect to the Trust on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its effectiveness only so long as such continuance is specifically approved at least annually either

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by the Trustees of the Trust or by a majority of the outstanding voting securities of the Trust, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of (i) the Agreement or (ii) of any continuance of the Agreement shall be effective with respect to the Trust if a majority of the outstanding voting securities of that Trust votes to approve the Agreement or its continuance. If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Sub-Adviser will continue to act as investment sub-adviser with respect to the Trust pending the required approval of the Agreement or its continuance or of a new contract with the Sub-Adviser or a different adviser or sub-adviser or other definitive action; provided, that the compensation received by the Sub-Adviser in respect of the Trust during such period is in compliance with Rule 15a-4 under the Investment Company Act.

Notwithstanding the foregoing, this Agreement may be terminated: (a) by the Adviser at any time without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Board or a majority of the outstanding voting securities of the Trust, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser, (c) by the Sub-Adviser in the event of non-payment of the Sub-Adviser’s fee by the Adviser in accordance with Section 3 of this Agreement, upon notice to the Adviser and 30 days’ opportunity to cure during which period the Adviser fails to cure such non-payment, or (d) by the Sub-Adviser upon 90 days’ prior written notice to the Adviser unless the Trust or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Adviser not to exceed 90 additional days beyond the initial 90 days’ notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Investment Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act). The foregoing shall not prevent a transfer of this Agreement by the Sub-Adviser in connection with any reorganization, merger or other transaction, provided that such transfer does not constitute an assignment (as defined in the Investment Company Act) provided that the Adviser is notified in writing at least 45 days in advance of such transfer.

8.	PROVISION OF CERTAIN INFORMATION BY SUB-ADVISER

The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

a.	the Sub-Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b.	the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c.	any material change in actual control or management of the Sub-Adviser or any change in the principal portfolio manager of the Sub-Adviser with respect to the Trust.

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9.	SERVICES TO OTHER CLIENTS

The Adviser understands, and has advised the Trust’s Board, that the Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or sub-adviser to other investment companies. Further, the Adviser understands, and has advised the Trust’s Board, that the Sub-Adviser and its affiliates may give advice and take action for its accounts, including investment companies, which is similar to or differs from advice given on the timing or nature of action taken for the Trust. The Sub-Adviser is not obligated to initiate transactions for the Trust in any investment, which the Sub-Adviser or its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.	AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the Trust if a majority of the outstanding voting securities of the Trust vote to approve the amendment.

11.	ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

12.	HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.	NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

14.	SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.	GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.	LIMITATION OF LIABILITY

The Amended and Restated Agreement and Declaration of Trust dated January 22, 2016 (the “Declaration”), a copy of which is on file in the office of the Secretary of The Commonwealth of

6

Massachusetts, provides that the name “John Hancock Tax-Advantaged Dividend Income Fund” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust, but only the assets belonging to the Trust shall be liable.

17.	CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

The Sub-Adviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust’s “Policy Regarding Disclosure of Portfolio Holdings,” as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

18.	USE OF NAME

The Trust and the Adviser each agrees not to use the name “Analytic” in any sales material without first presenting such document to the Sub-Adviser and obtaining its express consent prior to use. No press release that references Analytic shall be issued with respect to the Trust without the prior consent of the Sub-Adviser other than press releases in the ordinary course (such as dividend press releases). The Sub-Adviser agrees not to use the names, or any derivatives of the names “John Hancock,” “John Hancock Advisers, LLC,” “John Hancock Tax-Advantaged Dividend Income Fund” or the names of any such entity’s affiliates without first obtaining the applicable entity’s express, written consent prior to the use of such name. However, by execution of this Agreement, the Adviser hereby grants consent to Sub-Adviser and permits the disclosure of the Adviser’s identity on the Sub-Adviser’s Representative List of Clients.

19.	COMPLIANCE

Upon execution of this Agreement, the Sub-Adviser shall provide the Adviser with the Sub-Adviser’s written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Sub-Adviser shall promptly submit to the Adviser: (i) any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Sub-Adviser relating to the Fund and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies and (iii) notification of any material compliance matter that relates to the services provided by the Sub-Adviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Sub-Adviser’s code of ethics and/or related code. Throughout the term of this Agreement, the Sub-Adviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

[THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK ADVISERS, LLC

By:
Name:	Leo Zerilli
Title:	Senior Vice President & Chief Investment Officer

ANALYTIC INVESTORS, LLC

By:
Name:
Title:

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SCHEDULE A

Annual Investment Sub-Advisory Fee

The Adviser shall pay the Sub-Adviser a fee, computed daily and payable monthly in arrears, at an annual rate of 0.10% of the value of the Fund’s average daily managed assets that are subject to the Trust’s option strategy. “Managed assets” means the total assets of the Fund (including all assets attributable to any form of investment leverage that may be outstanding) minus the sum of accrued liabilities (other than any liabilities relating to any form investment leverage). For the elimination of doubt, and without limiting the generality of the foregoing, liabilities with respect to borrowings used for investment leverage, the principal amount of any debt securities issued by the Fund, and/or the liquidation preference of any preferred shares issued by the Fund shall not be deducted from total assets for purposes of determining managed assets.

A-1

Appendix B

John Hancock Tax-Advantaged Global Shareholder Yield Fund

Investment Sub-Advisory Agreement

AGREEMENT made this __ day of ________, ____, between John Hancock Advisers, LLC, a Delaware limited liability company (the “Adviser”), and Analytic Investors, LLC, a Delaware limited liability company (the “Sub-Adviser”). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.         APPOINTMENT OF SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the John Hancock Tax-Advantaged Global Shareholder Yield Fund (the “Trust”) related to the Trust’s Option Strategy as described in the Prospectus (the “Option Strategy”) on the terms set forth in this Agreement. The Sub-Adviser hereby accepts such appointment and agrees to furnish the services set forth herein for the compensation herein provided. The Sub-Adviser shall not be responsible for aspects of the Trust’s investment program other than its Option Strategy, including without limitation purchases and sales of investments other than options, selection of brokers to conduct such purchases and sales of investments other than options and compliance with investment policies and restrictions other than those specifically relating to the Option Strategy and proxy voting. The Sub-Adviser shall not be responsible for filing claims or taking any other action regarding securities class actions or other lawsuits or rights involving the Trust or securities held or formerly held by the Trust, or the acts or omissions of the Adviser or any other sub-adviser that do not relate to the Option Strategy, except the Sub-Adviser shall promptly notify the Trust in writing if the Sub-Adviser receives information relating to such claims, class actions or other lawsuits. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way except as expressly authorized in this Agreement or in another writing by the Trust and the Adviser.

2.         SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE TRUST

a.	Subject to the oversight and supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, and subject to the other provisions of this Agreement, the Sub-Adviser will provide a continuous investment program relating to the Trust’s Option Strategy. Subject to approval of the Board and notice to the Sub-Adviser, the Adviser, or any of its affiliates, retains complete authority immediately to assume direct responsibility for any function delegated to the Sub-Adviser under this Agreement. Subject to the foregoing, the Sub-Adviser will provide options investment research and conduct a continuous program of options evaluation, investment, sales and reinvestment of the Trust’s assets by determining the options strategy that the Trust shall pursue, including which options shall be purchased, entered into, sold, closed or exchanged for the Trust, when these transactions should be executed, and, consulting with the Adviser and any other sub-adviser to the Trust, regarding the portion of the assets of the Trust against which options will be written. The Sub-Adviser will provide the services under this Agreement in accordance with the Trust’s investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended (the “Registration Statement”) as they relate to the Option Strategy, copies of which shall be sent to the Sub-Adviser by the Adviser prior to the commencement of this Agreement and promptly following any such amendment. In addition, the Adviser has furnished, or will cause to be furnished (or shall, as such documents become

B-1

available or are amended, promptly furnish or cause to be furnished) to the Sub-Adviser copies of each of the following:

1.	The Trust’s Amended and Restated Agreement and Declaration of Trust and all amendments thereto (such agreement, as presently in effect and as it shall from time to time be amended, is herein called the “Agreement and Declaration of Trust”);

2.	The Trust’s by-laws and all amendments thereto (such By-laws, as presently in effect and as they shall from time to time be amended, are herein called the “By-Laws);

3.	Resolutions of the Trust’s Board of Trustees (the “Trustees”) authorizing the appointment of the Adviser as the investment manager and Sub-Adviser as investment sub-adviser and approving the Investment Advisory Agreement and this Agreement;

4.	The Trust’s Registration Statement or Statements on Form N-2 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (“Investment Company Act”), including all exhibits thereto, and all pre- and post-effective amendments thereto;

5.	The Trust’s most recent prospectus (such prospectus as presently in effect, and all amendments and supplements thereto are herein called the “Prospectus”);

6.	The Trust’s most recent statement of additional information (such statement of additional information, as currently in effect, and all amendments and supplements thereto are herein called the “Statement of Additional Information”); and

7.	The Investment Advisory Agreement.

The Adviser and the Sub-Adviser further agree that in fulfilling its obligations, the Sub-Adviser will:

i.	formulate and implement a continuous investment program relating to the Trust’s Option Strategy consistent with the investment objectives and related investment policies for the Trust as described in the Trust’s Registration Statement;

ii.	regularly consult with the Adviser and any other sub-adviser of the Trust for purposes of coordinating the Trust’s overall investment strategy;

iii.	take whatever reasonable steps are necessary to implement these investment programs by the purchase or sale of options including the placing of orders for such purchases and sales;

iv.	regularly report to the Board with respect to the implementation of the Option Strategy, at such times as the Adviser may reasonably request; and

v.	in connection with any purchase and sale of options for the Trust related to the implementation of the Option Strategy, the Sub-Adviser will arrange for the transmission to the custodian for the Trust (the “Custodian”) on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Cedel, or other numbers that identify options to

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be purchased or sold on behalf of the Trust, as may be reasonably necessary to enable the Custodian to perform its administrative and recordkeeping responsibilities with respect to the Trust. With respect to options to be settled through the Trust’s Custodian, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such options trades to the Trust’s Custodian;

vi.	The Sub-Adviser will assist the Custodian in determining or confirming, consistent with the procedures and policies stated in the Registration Statement or adopted by the Board, the market value of any options or other assets of the Trust for which the Sub-Adviser is responsible and for which the Custodian seeks assistance from or identifies for review by the Sub-Adviser; provided that the Sub-Adviser shall provide recommendations in good faith, consistent with the procedures and policies stated in the Registration Statement or adopted by the Board, concerning the fair value of the Trust’s portfolio of options for which the Sub-Adviser is responsible and shall obtain at its own expense pricing services for the Trust’s portfolio of options to be approved by the Trust, which approval shall not be unreasonably withheld. The parties acknowledge that the Sub-Adviser is not a custodian of the Trust’s assets and will not take possession or custody of such assets. The parties further acknowledge and agree that the Board and the Fund are ultimately responsible for determining when assets of the Trust should be fair valued and for making fair value determinations, which may be based on input from the Sub-Adviser and others.

b.	The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the Sub-Adviser’s implementation of the Option Strategy for the Trust.

c.	The Sub-Adviser is authorized to make decisions to buy and sell options for the Trust’s portfolio. In effecting the Trust’s Option Strategy, the Sub-Adviser will select brokers, dealers, futures commission merchants and other counterparties to effect transactions for the Trust’s portfolio, including without limitation, with respect to transactions in options, derivatives, foreign currency exchange, and/or any other investments utilized in managing the Trust’s Option Strategy. The Sub-Adviser will place all orders with brokers, dealers, counterparties or issuers, and will negotiate brokerage commissions, spreads and other financial and non-financial terms, as applicable. The Sub-Adviser will always seek the best possible price and execution in the circumstances in all transactions. Subject to the foregoing, the Sub-Adviser is directed at all times to seek to execute transactions for the Trust’s portfolio in accordance with its trading policies, as disclosed by the Sub-Adviser to the Trust’s portfolio from time to time, but in all cases subject to policies and practices established by the portfolio and described in the Registration Statement. Notwithstanding the foregoing, the Sub-Adviser may pay a broker-dealer that provides research and brokerage services a higher spread or commission for a particular transaction than otherwise might have been charged by another broker-dealer to the extent permitted by Section 28(e) of the Securities Exchange Act of 1934 and by the Registration Statement, if the Sub-Adviser determines that the higher spread or commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Sub-Adviser’s overall responsibilities with respect to accounts managed by the Sub-Adviser. The Sub-Adviser may use for the benefit of the Sub-Adviser’s other clients, or make available to companies affiliated with the Sub-Adviser or to its directors for the benefit of its clients, any such brokerage and research services that the Sub-Adviser obtains from brokers or dealers.

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d.	On occasions when the Sub-Adviser deems the purchase or sale of an option to be in the best interest of the Trust as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the options to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the options so purchased or sold, as well as the allocation of expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients.

e.	The Sub-Adviser will maintain, with respect to its activities on behalf of the Fund, all accounts, books and records with respect to the Option Strategy as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) and the rules thereunder.

3.         COMPENSATION OF SUB-ADVISER

For the services provided to the Trust, the Adviser will pay the Sub-Adviser an annual fee equal to the amount specified in Schedule A hereto, payable monthly in arrears on the last business day of each month. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. The Adviser is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Adviser. The Trust shall have no liability for the Sub-Adviser’s fee hereunder.

4.         LIABILITY OF SUB-ADVISER

Neither the Sub-Adviser nor any of its directors, officers, employees, shareholders, partners, or agents shall be liable to the Adviser or the Trust for any error of judgment or mistake of law or for any loss suffered by the Adviser or Trust in connection with the matters to which this Agreement relates except for losses resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from the reckless disregard of, the duties of the Sub-Adviser under this Agreement by the Sub-Adviser or any of its directors, officers, employees, shareholders, partners, or agents. The Sub-Adviser will not be liable for the any acts or omissions made on behalf of the Trust that are not made by the Sub-Adviser, nor any of its directors, officers, employees, shareholders, partners, or agents and which are not duties the Sub-Adviser is responsible for under this Agreement.

5.         REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material, which any such body by reason of this Agreement may require pursuant to applicable laws and regulations.

6.         CONFLICTS OF INTEREST

It is understood that trustees, officers, agents and shareholders of the Trust are or may be interested in the Sub-Adviser as trustees, officers, partners or otherwise; that employees, agents and partners of the Sub-Adviser are or may be interested in the Trust as trustees, officers, shareholders or otherwise; that the Sub-Adviser may be interested in the Trust; and that the existence of any such dual interest shall not affect the validity hereof or of any

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transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Trust and the articles of incorporation of the Sub-Adviser, respectively, or by specific provision of applicable law.

7.         DURATION AND TERMINATION OF AGREEMENT

This Agreement shall become effective with respect to the Trust on the later of (i) its execution and (ii) the date of the meeting of the Board of Trustees of the Trust, at which meeting this Agreement is approved as described below. The Agreement will continue in effect for a period more than two years from the date of its effectiveness only so long as such continuance is specifically approved at least annually either by the Trustees of the Trust or by a majority of the outstanding voting securities of the Trust, provided that in either event such continuance shall also be approved by the vote of a majority of the Trustees of the Trust who are not interested persons (as defined in the Investment Company Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval of (i) the Agreement or (ii) of any continuance of the Agreement shall be effective with respect to the Trust if a majority of the outstanding voting securities of that Trust votes to approve the Agreement or its continuance. If any required shareholder approval of this Agreement or any continuance of the Agreement is not obtained, the Sub-Adviser will continue to act as investment sub-adviser with respect to the Trust pending the required approval of the Agreement or its continuance or of a new contract with the Sub-Adviser or a different adviser or sub-adviser or other definitive action; provided, that the compensation received by the Sub-Adviser in respect of the Trust during such period is in compliance with Rule 15a-4 under the Investment Company Act.

Notwithstanding the foregoing, this Agreement may be terminated: (a) by the Adviser at any time without payment of any penalty, upon 60 days’ prior written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Board or a majority of the outstanding voting securities of the Trust, upon 60 days’ prior written notice to the Adviser and the Sub-Adviser, (c) by the Sub-Adviser in the event of non-payment of the Sub-Adviser’s fee by the Adviser in accordance with Section 3 of this Agreement, upon notice to the Adviser and 30 days’ opportunity to cure during which period the Adviser fails to cure such non-payment, or (d) by the Sub-Adviser upon 90 days’ prior written notice to the Adviser unless the Trust or the Adviser requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Adviser not to exceed 90 additional days beyond the initial 90 days’ notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Adviser and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Adviser ceases to be registered as an investment adviser under the Investment Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust. This Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment (as defined in the Investment Company Act). The foregoing shall not prevent a transfer of this Agreement by the Sub-Adviser in connection with any reorganization, merger or other transaction, provided that such transfer does not constitute an assignment (as defined in the Investment Company Act) provided that the Adviser is notified in writing at least 45 days in advance of such transfer.

8.         PROVISION OF CERTAIN INFORMATION BY SUB-ADVISER

The Sub-Adviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

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a.	the Sub-Adviser fails to be registered as an investment adviser under the Investment Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

b.	the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust; and

c.	any material change in actual control or management of the Sub-Adviser or any change in the principal portfolio manager of the Sub-Adviser with respect to the Trust.

9.         SERVICES TO OTHER CLIENTS

The Adviser understands, and has advised the Trust’s Board, that the Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts and as investment adviser or sub-adviser to other investment companies. Further, the Adviser understands, and has advised the Trust’s Board, that the Sub-Adviser and its affiliates may give advice and take action for its accounts, including investment companies, which is similar to or differs from advice given on the timing or nature of action taken for the Trust. The Sub-Adviser is not obligated to initiate transactions for the Trust in any investment, which the Sub-Adviser or its partners, affiliates or employees may purchase or sell for their own accounts or other clients.

10.         AMENDMENTS TO THE AGREEMENT

This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the Trustees of the Trust and by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any required shareholder approval shall be effective with respect to the Trust if a majority of the outstanding voting securities of the Trust vote to approve the amendment.

11.         ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties.

12.         HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

13.         NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trust or applicable party in person or by registered mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

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14.         SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

15.         GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of The Commonwealth of Massachusetts, or any of the applicable provisions of the Investment Company Act. To the extent that the laws of The Commonwealth of Massachusetts, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

16.         LIMITATION OF LIABILITY

The Amended and Restated Agreement and Declaration of Trust dated January 22, 2016 (the “Declaration”), a copy of which is on file in the office of the Secretary of The Commonwealth of Massachusetts, provides that the name “John Hancock Tax-Advantaged Global Shareholder Yield Fund” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property, for the satisfaction of any obligation or claim, in connection with the affairs of the Trust, but only the assets belonging to the Trust shall be liable.

17. CONFIDENTIALITY OF TRUST PORTFOLIO HOLDINGS

The Sub-Adviser agrees to treat Trust portfolio holdings as confidential information in accordance with the Trust’s “Policy Regarding Disclosure of Portfolio Holdings,” as such policy may be amended from time to time, and to prohibit its employees from trading on any such confidential information.

18. USE OF NAME

The Trust and the Adviser each agrees not to use the name “Analytic” in any sales material without first presenting such document to the Sub-Adviser and obtaining its express consent prior to use. No press release that references Analytic shall be issued with respect to the Trust without the prior consent of the Sub-Adviser other than press releases in the ordinary course (such as dividend press releases). The Sub-Adviser agrees not to use the names, or any derivatives of the names “John Hancock,” “John Hancock Advisers, LLC,” “John Hancock Tax-Advantaged Global Shareholder Yield Fund” or the names of any such entities affiliates without first obtaining the applicable entity’s express, written consent prior to the use of such name. However, by execution of this Agreement, the Adviser hereby grants consent to Sub-Adviser and permits the disclosure of the Adviser’s identity on the Sub-Adviser’s Representative List of Clients.

19. COMPLIANCE

Upon execution of this Agreement, the Sub-Adviser shall provide the Adviser with the Sub-Adviser’s written policies and procedures (“Compliance Policies”) as required by Rule 206(4)-7 under the Investment Advisers Act. Throughout the term of this Agreement, the Sub-Adviser shall promptly submit to the Adviser: (i)

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any material changes to the Compliance Policies, (ii) notification of the commencement of a regulatory examination of the Sub-Adviser relating to the Fund and documentation describing the results of any such examination and of any periodic testing of the Compliance Policies and (iii) notification of any material compliance matter that relates to the services provided by the Sub-Adviser to the Trust including but not limited to any material violation of the Compliance Policies or of the Sub-Adviser’s code of ethics and/or related code. Throughout the term of this Agreement, the Sub-Adviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of the Compliance Policies by the Adviser) that the Adviser may reasonably request to enable the Trust to comply with Rule 38a-1 under the Investment Company Act.

[THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers as of the date first mentioned above.

JOHN HANCOCK ADVISERS, LLC

By:

Name: Leo Zerilli

Title: Senior Vice President & Chief Investment Officer

ANALYTIC INVESTORS, LLC

By:

Name:

Title:

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SCHEDULE A

Annual Investment Sub-Advisory Fee

The Adviser shall pay the Sub-Adviser a fee, computed daily and payable monthly in arrears, at an annual rate of 0.05% of the Fund’s average daily gross assets. For these purposes, “gross assets” of the Fund means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or other forms of borrowings or the issuance debt securities), (ii) the issuance of preferred shares or other similar preference securities, and/or (iii) any other means.

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Appendix C

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreements: John Hancock Tax-Advantaged Dividend Income Fund

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Tax-Advantaged Dividend Income Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreements (the Subadvisory Agreements) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (JHAM) and Analytic Investors, LLC (Analytic and collectively, the Subadvisors). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements. Prior to the June 20–23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24–25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20–23, 2016, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreements between the Advisor and the Subadvisors with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisors, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisors, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisors with respect to the fund. The Board noted the affiliation of JHAM with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and other third-party service providers.

The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of the Subadvisors’ investment performance and compliance programs, such as the Subadvisors’ compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b)	the background, qualifications and skills of the Advisor’s personnel;

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f)	the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund’s performance;

(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;

(d)	took into account the Advisor’s analysis of the fund’s performance; and

(e)	considered the fund’s share performance and premium/discount information.

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The Board noted, based on its net asset value, that the fund outperformed its benchmark index and the peer group average for the one-, three-, five-, and 10-year periods ended December 31, 2015. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group for the one-, three-, five-, and 10-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund’s total managed assets, which are attributable to common stock and borrowings. The Board noted that net management fees for the fund are lower than the peer group median and total expenses for the fund are higher than the peer group median. The Board took into account management’s discussion of the fund’s expenses.

The Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees. The Board also noted that the Advisor pays the subadvisory fees. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisors’ services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including JHAM) from the Advisor’s relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;

(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(f)	noted that JHAM is an affiliate of the Advisor;

(g)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(h)	noted that the subadvisory fees for the fund are paid by the Advisor, and are negotiated at arm’s length for Analytic; and

(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including JHAM) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted

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above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisors.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(a)	information relating to the Subadvisors’ business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);

(b)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(c)	the subadvisory fees for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and

(d)	information relating to the nature and scope of any material relationships and their significance to the fund’s Advisor and the Subadvisors.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisors, the Board received information provided to the Board by the Subadvisors, including the Subadvisors’ respective Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor’s current level of staffing and its overall resources, as well as received information relating to each Subadvisor’s compensation program. The Board reviewed each Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of each Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, each Subadvisor’s compliance program and any disciplinary history. The Board also considered each Subadvisor’s risk assessment and monitoring process. The Board reviewed each Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with each Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of each Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadvisor.

The Board considered each Subadvisor’s investment process and philosophy. The Board took into account that each Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the fund, the Board noted that the fees under each Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Analytic’s Subadvisory Agreement and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Analytic from its relationship with the fund were not a material factor in the Board’s consideration of Analytic’s Subadvisory Agreement. The Board also considered any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.

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The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and Analytic) of any material relationships with respect to the Analytic, which include arrangements in which Analytic or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with Analytic’s Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisors and its affiliates may receive from the Subadvisors’ relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisors. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisors with respect to the fund and compared them to fees charged by the Subadvisors to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisors. The Board was mindful of the Advisor’s focus on the Subadvisors’ performance. The Board also noted the Subadvisors’ long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreements was based on a number of determinations, including the following:

(1)	the Subadvisors have extensive experience and demonstrated skills as a manager;

(2)	the fund’s performance, based on net asset value, has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index; and

(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided.

***

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreements would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements for an additional one-year period.

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Appendix D

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement: John Hancock Tax-Advantaged Global Shareholder Yield Fund

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Tax-Advantaged Global Shareholder Yield Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreements (the Subadvisory Agreements) with Epoch Investment Partners, Inc. and Analytic Investors, LLC (collectively, the Subadvisors). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements. Prior to the June 20–23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24–25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 20–23, 2016, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreements between the Advisor and the Subadvisors with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisors, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisors, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisors regarding the nature, extent and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreements are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisors with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1

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under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and other third-party service providers.

The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of the Subadvisors’ investment performance and compliance programs, such as the Subadvisors’ compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b)	the background, qualifications and skills of the Advisor’s personnel;

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f)	the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund’s performance;

(b)	considered the comparative performance of an applicable benchmark index;

(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;

(d)	took into account the Advisor’s analysis of the fund’s performance; and

(e)	considered the fund’s share performance and premium/discount information.

The Board noted, based on its net asset value, that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2015. The Board also noted that, based on its net asset value, the fund outperformed the peer group average for the one-, three- and five-year periods ended December 31, 2015. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the peer group for the one-, three- and five-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.

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Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for the fund are higher than the peer group median and total expenses for the fund are lower than the peer group median.

The Board took into account management’s discussion of the fund’s expenses. The Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees. The Board also noted that the Advisor pays the subadvisory fees. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisors’ services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;

(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(f)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(g)	noted that the subadvisory fees for the fund are paid by the Advisor, and are negotiated at arm’s length; and

(h)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisors.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

D-3

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1)	information relating to the Subadvisors’ business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;

(3)	the subadvisory fees for the fund and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and

(4)	information relating to the nature and scope of any material relationships and their significance to the fund’s Advisor and the Subadvisors.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisors, the Board received information provided to the Board by the Subadvisors, including the Subadvisors’ respective Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor’s current level of staffing and its overall resources, as well as received information relating to each Subadvisor’s compensation program. The Board reviewed each Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of each Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, each Subadvisor’s compliance program and any disciplinary history. The Board also considered each Subadvisor’s risk assessment and monitoring process. The Board reviewed each Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of each Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with each Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of each Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadvisor.

The Board considered each Subadvisor’s investment process and philosophy. The Board took into account that each Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to each Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by each Subadvisor and the profitability to each Subadvisor of its relationship with the fund, the Board noted that the fees under each Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreements and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisors from its relationship with the fund were not a material factor in the Board’s consideration of Subadvisory Agreements.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and the Subadvisors) of any material relationships with respect to the Subadvisors, which include arrangements in which a Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.

In addition, the Board considered other potential indirect benefits that the Subadvisors and its affiliates may receive from the Subadvisors’ relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

D-4

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisors. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisors with respect to the fund and compared them to fees charged by the Subadvisors to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisors. The Board was mindful of the Advisor’s focus on the Subadvisors’ performance. The Board also noted the Subadvisors’ long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreements was based on a number of determinations, including the following:

(1)	the Subadvisors have extensive experience and demonstrated skills as a manager;

(2)	the fund’s performance, based on net asset value, has generally been in line with or outperformed the historical performance of comparable funds; and

(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided.

***

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreements would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements for an additional one-year period.

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